EXHIBIT 99.1

PRESS RELEASE

Tristar Acquisition I Corp. and Helport Limited Sign Definitive Business Combination Agreement.

BURLINGTON, MA and SINGAPORE, November 13, 2023 – Tristar Acquisition I Corp. ("Tristar"), a special purpose acquisition company, is pleased to announce the signing of a definitive business combination agreement with Helport Limited (“Helport”), an AI technology company specializing in providing intelligent products, solutions, and a digital platform to improve communication efficiency between businesses and their customers, enhance user experience, and improve sales performance.

Key Details of the Agreement:

•	The pre-merger entity is valued at US$350 million.
•	Helport's equity holders will transition 100% of their equity to the combined entity, Helport AI Limited (“Pubco”).
•	The parties contemplate raising a new PIPE investment of approximately US$25 million.
•	The transaction is expected to provide up to US$130 million in gross proceeds from cash held in Tristar’s trust account (assuming no redemptions).

Mr. Xiaoma (Sherman) Lu, Tristar’s Chief Executive Officer, said "We are excited to work with Helport and hope to generate additional value for our shareholders."

Helport's CEO, Mr. Guanghai Li, said "We believe that this strategic partnership with Tristar will amplify our outreach and accelerate our tech-driven endeavors."

The consummation of this business combination is expected to occur in Q1 2024, subject to standard closing conditions, requisite regulatory approvals, and the affirmative vote by Tristar's public shareholders.

Advisors: Ellenoff Grossman & Schole, LLP, Ogier and Rajah & Tann Singapore LLP are serving as legal advisors to Tristar.

Hunter Taubman Fischer & Li LLC, Ogier and Reed Smith Resource Law Alliance are serving as legal advisors to Helport.

About Tristar Acquisition I Corp.: Tristar Acquisition I Corp. is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses globally.

Tristar is led by Chunyi (Charlie) Hao, President and Chairman of the board of directors, Xiaoma (Sherman) Lu, Chief Executive Officer, Michael H. Liu, Chief Financial Officer and Ri (Richard) Yuan, Chief Investment Officer. Tristar’s units, class A ordinary shares and warrants are currently trading on the New York Stock Exchange under the symbols “TRIS.U,” “TRIS,” and “TRIS.W,” respectively. Each unit contains one class A ordinary share and ½ warrant and holders of the unit may elect to separately trade Tristar’s class A ordinary shares and warrants.

About Helport Limited: Registered in British Virgin Islands with its operations based in Singapore, Helport is an AI technology company dedicated to serving enterprises' customer contact centers with intelligent products, solutions, and a digital platform, aiming to enhance communication efficiency with customers, streamline processes, and ensure consistent operations and customer satisfaction.

Additional Information:

Pubco intends to file with the SEC a Registration Statement on Form F-4 (as may be amended, the “Registration Statement”), which will include a preliminary proxy statement of Tristar and a prospectus in connection with the proposed Business Combination involving Tristar, Pubco, Merger I Limited, Merger II Limited and Helport pursuant to the Business Combination Agreement. The definitive proxy statement and other relevant documents will be mailed to shareholders of Tristar as of a record date to be established for voting on Tristar’s proposed Business Combination with Helport. SHAREHOLDERS OF TRISTAR AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH TRISTAR’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT TRISTAR, HELPORT, PUBCO AND THE BUSINESS COMBINATION. Shareholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to Tristar by contacting its Chief Financial Officer, Michael Liu, c/o Tristar Acquisition I Corp., 2 Burlington Woods Drive, Suite 100, Burlington, MA 01803, at +781 640-4446.

Participants in the Solicitation:

Tristar, Helport, Pubco and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Tristar securities in respect of the proposed Transactions (as defined below). Information about Tristar’s directors and executive officers and their ownership of Tristar’s securities is set forth in Tristar’s filings with the U.S. Securities Exchange Commission (the “SEC”). Additional information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed Transactions (as defined below) when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Solicitation or Offer:

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed Transactions (as defined below) or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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Forward Looking Statements:

This communication contains, and certain oral statements made by representatives of Pubco, Tristar and Helport and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Pubco’s, Tristar’s and Helport’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Pubco's, Tristar’s and Helport’s expectations with respect to future performance and anticipated financial impacts of the transactions contemplated by the business combination agreement (the “Transactions”), the satisfaction of the closing conditions to the Transactions and the timing of the completion of the Transactions. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside of the control of Tristar or Helport and are difficult to predict. Factors that may cause such differences include but are not limited to: (i) the inability of the parties to successfully or timely consummate the Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the suriving post-merger entity (the “Company”) or the expected benefits of the Transactions, if not obtained;(ii) the failure to realize the anticipated benefits of the Transactions; (iii) matters discovered by the parties as they complete their respective due diligence investigation of the other parties; (iv) the ability of Tristar prior to the Transactions, and the Company following the Transactions, to maintain the listing of the Company’s shares on a national exchange; (v) costs related to the Transactions; (vi) the failure to satisfy the conditions to the consummation of the Transactions, including the approval of the business combination agreement by the shareholders of Tristar; (viii) the risk that the Transactions may not be completed by the stated deadline and the potential failure to obtain an extension of the stated deadline; (ix) the outcome of any legal proceedings that may be instituted against Pubco, Tristar or Helport related to the Transactions; (x) the attraction and retention of qualified directors, officers, employees and key personnel of Pubco, Tristar and Helport prior to the Transactions, and the Company following the Transactions; (xi) the ability of the Company to compete effectively in a highly competitive market; (xii) the ability to protect and enhance Helport’s corporate reputation and brand; (xiii) the impact from future regulatory, judicial, and legislative changes in Helport’s or the Company’s industry; (xiv) the uncertain effects of the COVID-19 pandemic; (xv) competition from larger technology companies that have greater resources, technology, relationships and/or expertise; (xvi) future financial performance of the Company following the Transactions, including the ability of future revenues to meet projected milestones; (xvii) the ability of the Company to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; (xviii) the ability of the Company to generate sufficient revenue from each of its revenue streams; (xix) the ability of the Company’s patents and patent applications to protect the Company’s core technologies from competitors; (xx) the Company’s ability to manage a complex set of marketing relationships and realize projected revenues from subscriptions, advertisements; (xxi) product sales and/or services; (xxii) the Company’s ability to execute its business plans and strategy; (xxiii) the ability of the Company to anticipate or successfully implement new technologies; (xxiv) the ability of the Company to successfully collaborate with business partners; (xxv) risks relating to the Company’s operations and business, including information technology and cybersecurity risks; and (xxvi) other risks and uncertainties disclosed from time to time in other reports and other public filings with the SEC by Pubco, Tristar or Helport. The foregoing list of factors is not exclusive. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Pubco, Tristar and Helport undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Readers are referred to the most recent filings with the SEC by Pubco and/or Tristar. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and none of Pubco, Helport nor Tristar undertake any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Media Relations:

Tristar Acquisition Corp.

Contact: Michael Liu

Email: Michael@estonecapital.com

Phone: (781) 640-4446

Helport Limited

Contact: Toby Song

Email: tobysong@helport.net

Phone: (858) 925-3271

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